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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                               (AMENDMENT NO. 1)

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  JULY 21, 1998



                               GENEMEDICINE, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        0-24572                                        76-0355802
(Commission File No.)                       (IRS Employer Identification No.)

                             8301 NEW TRAILS DRIVE
                        THE WOODLANDS, TEXAS  77381-4248
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (281) 364-1150





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The undersigned hereby amends Item 7 of its Current Report on Form 8-K filed with the Commission on July 27, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (C)  EXHIBITS.

          16 Letter dated July 24, 1998 from Arthur Andersen LLP, the Registrant's former accountants, to the SEC.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENEMEDICINE, INC.


Dated:  August 3, 1998                   By: Richard A. Waldron
                                            -------------------------
                                             Richard A. Waldron
                                             Chief Financial Officer
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                               INDEX TO EXHIBITS


    16    Letter dated July 24, 1998 from Arthur Andersen, the
          Registrant's former accountants, to the SEC.